UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 28, 2010

                          BERKSHIRE HILLS BANCORP, INC.
                          -----------------------------
             (Exact Name of Registrant as Specified in its Charter)

    Delaware                            0-51584                  04-3510455
-----------------------------      ------------------         ----------------
(State or Other Jurisdiction)     (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


24 North Street, Pittsfield, Massachusetts                            01201
------------------------------------------                            -----
(Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code:  (413) 443-5601
                                                     --------------

                                 Not Applicable
                                ----------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Incentive Award Plan. On January 28, 2010, Berkshire Hills Bancorp, Inc. (the "Company") adopted the Berkshire Hills Bank Management Incentive Compensation Plan (the "Plan"). The purpose of the Plan is to advance the interest of Berkshire Bank, the wholly-owned subsidiary of the Company, and the Company's shareholders by rewarding certain officers of the Company and Berkshire Bank, including the Company's named executive officers, for the accomplishment of certain corporate and individual performance goals. The Plan consists of an annual incentive award component and a long-term incentive award component.

The Plan will be administered by the Compensation Committee ("Committee") of the Company, which shall have the sole discretion to interpret, amend or modify the Plan, and to set the annual and long-term performance measures for achievement of the awards granted thereunder.

The annual incentive awards are generally denominated in cash and represent a percentage of the award recipient's base salary. Long-term incentive awards are denominated in the Company's shares and will consist of grants of restricted stock, based on the performance of the award recipient in the prior plan year as well as additional objectives, such as reinforcing share ownership and/or retention of key executives, and performance shares, the achievement of which will be based on the satisfaction of certain pre-determined performance goals established by the Committee over a predetermined performance period. Performance shares will vest, if at all, at the end of the predetermined performance period and restricted stock grants will vest ratably over a predetermined period of years.

The Plan incorporates a "clawback" provision which provides for the recovery of awards under certain conditions.

The foregoing description of the Plan is qualified in its entirety by reference to the Plan. The Plan will be filed as an exhibit to the Company's Annual Report on Form 10-K.

Item 9.01. Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired: None

(b)  Pro Forma Financial Information: None

(c)  Shell company transactions: None

(d)  Exhibits: None

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         Berkshire Hills Bancorp, Inc.



DATE:  February 2, 2010                  By:/s/  Kevin P. Riley
                                             ---------------------------------
                                             Kevin P. Riley,
                                             Executive Vice President and Chief
                                             Financial Officer